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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 12, 2005
                                                         ----------------



                            WESTERN TRANSITIONS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                     000-29545                  86-0972630
           ------                     ---------                  ----------
(State or other jurisdiction   (Commission File Number)    (IRS Employer ID No.)
       of incorporation)

                       2140 West Charleston Blvd., Suite B
                               Las Vegas, NV 89102
                               -------------------
               (Address of principal executive offices) (Zip Code)


                                 (702) 382-5498
                                 --------------
              (Registrant's telephone number, including area code)

                                2920 N. Swan Road
                                    Suite 206
                                Tucson, AZ 85712
                                ----------------
                                (Former address)

Item 5.01 Changes in Control of Registrant

     Effective October 12, 2005, certain of our shareholders, including our principal shareholder, Daniel L. Hodges, sold their shares in our company. As a result, below is a table that lists the beneficial ownership of our voting securities by each person known by us to be the beneficial owner of more than 5% of such securities, as well as by all our directors and officers. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

                                                      Amount and Nature of
Title of              Name and Address                      Beneficial        Percent of
 Class              of Beneficial Owner                     Ownership           Class
--------            -------------------                     ---------         ----------
Common      THI Inc, LLC                                    4,000,000            29.7%
            2140 West Charleston Blvd., Suite B
            Las Vegas, NV 89102

Common      NYX Management S.A.                             2,000,000            14.9%
            Chancery Court
            P.O. Box 42544 Freeport, Bahamas

Common      Prominence Capital Corporation Suite 1101       2,000,000            14.9%
            44 Victoria Street
            Toronto, Ontario M5C 1Y2 Canada

Common      Cambridge Mercantile Holdings S.A.              2,000,000            14.9%
            Continental Trust Corporation Ltd.
            Century House
            16 Pur-la-Ville Road
            Hamilton HM HX, Bermuda

Common      The Derek Corporation                           2,000,000            14.9%
            Suite 1440
            The Exchange Tower
            130 King Street West
            Toronto, Ontario M5X 1E3 Canada

Common      DGM Bank & Trust Inc.                             800,000             6.0%
            Chancery House
            High Street
            Bridgetown, Barbados, West Indies

Common      All Officers and Directors as a Group (1                -               -
            person)

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


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective October 12, 2005, our sole officer and director, Daniel L. Hodges, resigned his positions with our company and has been replaced by Alex Zukovs. Mr. Zukovs was appointed as our President, Secretary, Treasurer and a director of our company.

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


     SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2005                    WESTERN TRANSITIONS, INC.
                                            (Registrant)


                                          By:/s/ Alex Zukovs
                                             -----------------------------------
                                             Alex Zukovs, President

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